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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 4, 2002
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                        (Date of earliest event reported)


                             Abington Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Massachusetts                          0-16018                        04-3334127
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(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)



97 Libbey Parkway, Weymouth, Massachusetts                              02189
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(Address of principal executive offices)                              (Zip Code)


                                 (781) 682-6400
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              (Registrant's telephone number, including area code)


                                 Not applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.  OTHER EVENTS.
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         On December 4, 2002, Abington Bancorp, Inc. (the "Company") issued a press release which announced the resignation of Cynthia Mulligan, Senior Vice President - Consumer Banking Division. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

         A press release making this announcement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         Exhibit 99.1 Press Release dated December 4, 2002.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ABINGTON BANCORP, INC.


Date:  December 4, 2002         By:    /s/ Robert M. Lallo
                                     -------------------------------------------
                                       Name:      Robert M. Lallo
                                       Title:     Executive Vice President
                                                  and Chief Financial Officer











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